                                                                    EXHIBIT 21.1

                                  SUBSIDIARIES

       1.  Orient Associates
           International, Inc.

       2.  Skydrive Alley Pond
           Company, Inc.

       3.  Skydrive Greenburgh Co.,
           Inc.

       4.  Skycon Construction Co.,
           Inc.

       5.  Skydrive Willowbrook NJ,
           Inc.

       6.  Skydrive Co., Inc.

       7.  Pelham Family Golf
           Centers, Inc.

       8.  Richmond Family Golf
           Centers, Inc.

       9.  Peachtree Family Golf
           Centers, Inc.

      10.  Alpharetta Family Golf
           Centers, Inc.

      11.  Valley View Family Golf
           Centers, Inc.

      12.  Mesa Family Golf
           Centers, Inc.

      13.  Virginia Beach Family
           Golf Centers, Inc.

      14.  Flemington Family Golf
           Centers, Inc.

      15.  Yorktown Family Golf
           Centers, Inc.

      16.  The Practice Tee, Inc.

      17.  TPT El Segundo, Inc.

      18.  Global/Golf Gavilan

      19.  Indian River Family Golf
           Centers, Inc.

      20.  Tucson Family Golf
           Centers, Inc.

      21.  Cincinnati Family Golf
           Centers, Inc.

      22.  St. Louis Family Golf
           Centers, Inc.

      23.  West Palm Beach Family
           Golf Centers, Inc.

      24.  San Jose Family Golf
           Centers, Inc.

      25.  Easton Family Golf
           Centers, Inc.

      26.  Randall's Island Family
           Golf Centers, Inc.

      27.  Privatization Plus, Inc.

      28.  Westminster Family Golf
           Centers, Inc.

      29.  Carolina Springs Family
           Golf Centers, Inc.

      30.  Denver Family Golf
           Centers, Inc.

      31.  Flanders Family Golf
           Centers, Inc.

      32.  Margate Family Golf
           Centers, Inc.

      33.  The Seven Iron, Inc.

      34.  C.B. Family Golf
           Centers, Inc.

      35.  Darlington Family Golf
           Centers, Inc.

      36.  Maineville Family Golf
           Centers, Inc.

      37.  Milwaukee Family Golf
           Centers, Inc.

      38.  Olney Family Golf
           Centers, Inc.

      39.  Palm Desert Family Golf
           Centers, Inc.

      40.  Broward Family Golf
           Centers, Inc.

      41.  Englewood Family Golf
           Centers, Inc.

      42.  Raleigh Family Golf
           Centers, Inc.

      43.  Tempe Family Golf
           Centers, Inc.

      44.  Green Oak Golf Practice
           Center, Inc.

      45.  Bronx Family Golf
           Centers, Inc.

      46.  Milpitas Family Golf
           Centers, Inc.

      47.  San Bruno Family Golf
           Centers, Inc.

      48.  Interbay Family Golf
           Centers, Inc.,

      49.  Carver Family Golf
           Centers, Inc.

      50.  Palm Family Golf
           Centers, Inc.

      51.  Cerritos Family Golf
           Centers, Inc.

      52.  Philadelphia Family Golf
           Centers, Inc.

      53.  Encino/Balboa Family
           Golf Centers, Inc.

      54.  Brooklyn Family Golf
           Centers, Inc.

      55.  Lake Grove Family Golf
           Centers, Inc.

      56.  Golden Spikes, Inc.

      57.  Whitehall Family Golf
           Centers, Inc.

      58.  Sports Plus Properties,
           Inc.

      59.  Sports Plus Properties
           LLC

      60.  Genprop, LLC

      61.  Iceworks of America,
           Inc.

      62.  Commack Family Golf
           Centers, Inc.

      63.  Greenville Family Golf
           Centers, Inc.

      64.  The Golf Academy of
           Hilton Head Island, Inc.

      65.  Chicago Family Golf
           Centers, Inc.

      66.  Federal Way Family Golf
           Centers, Inc.

      67.  County Line Family Golf Centers, Inc.

      68.  Fairfield Family Golf
           Centers, Inc.

      69.  Kansas Family Golf
           Centers, Inc.

      70.  Elk Grove Family Golf
           Centers, Inc.
      71.  Sports Plus
           Cincinnati, Inc.